TELEFLEX INCORPORATED SECOND QUARTER 2014 EARNINGS CONFERENCE CALL 1 Exhibit 99.1

Conference Call Logistics
The release, accompanying slides, and replay webcast are available online at
www.teleflex.com (click on “Investors”)
Telephone replay available by dialing 888-286-8010 or for international calls, 617-
801-6888, pass code number 18970797

Introductions Benson Smith Chairman, President and CEO Thomas Powell Executive Vice President and CFO Jake Elguicze Treasurer and Vice President of Investor Relations 3

Forward-Looking Statements/Non-GAAP Financial Measures
This presentation and our discussion contain forward-looking information and statements including, but not limited to, forecasted 2014 constant currency revenue growth, adjusted gross margins, adjusted operating margins excluding intangible amortization expense and adjusted earnings per share; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward–looking statements. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K.
This presentation includes the following non-GAAP financial measures:
Reconciliation of these non-GAAP financial measures to the most comparable GAAP measures is contained within this presentation.
Unless otherwise noted, the following slides reflect continuing operations.

•
Adjusted diluted earnings per share.  This measure excludes, depending on the period presented (i) the effect of charges associated with our restructuring programs, as well as goodwill and other asset impairment charges; (ii) losses and other charges related to acquisition and integration costs, the reversal of liabilities related to certain contingent consideration arrangements, the establishment of a litigation reserve and a litigation verdict against the Company with respect to a non-
operating joint venture; (iii) amortization of the debt discount on the Company’s convertible notes; (iv) intangible amortization expense; and (v) tax benefits resulting from the resolution of, or expiration of the statute of limitations with respect to, prior years’ tax matters. In addition, the calculation of diluted shares within adjusted earnings per share gives effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company’s senior subordinated convertible notes
(under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares).
•
Constant currency revenue growth.  This measure excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period.
•
Adjusted gross margin.  This measure excludes the impact of certain losses and other charges, primarily related to acquisition and integration costs.
•
Adjusted operating margin excluding intangible amortization expense.  This measure excludes (i) the impact of restructuring and other impairment charges, (ii) losses and other charges primarily related to the reversal of contingent consideration liabilities and acquisition and integration costs and (iii) the impact of intangible amortization expense.
•
Adjusted tax rate.  This measure is the percentage of the Company’s adjusted taxes on income from continuing operations to its adjusted income from continuing operations before taxes. Adjusted taxes on income from continuing operations excludes, depending on the period presented, the impact of tax benefits or costs associated with (i) restructuring and impairment charges, (ii) amortization of the debt discount on the Company’s convertible notes, (iii) intangible amortization expense, (iv) the resolution of, or expiration of statutes of limitations with respect to, various prior years’ tax matters and
(v) losses and other charges related to related to acquisition and integration costs and the reversal of liabilities related to certain contingent consideration arrangements.

SECOND QUARTER 2014 HIGHLIGHTS 5

Second Quarter Highlights
Second quarter constant currency revenue growth and adjusted earnings per share achievement exceeded our expectations
Revenue of $468.1 million, up 11.4% vs. prior year period on an as-
reported basis; up 10.1% vs. prior year period on a constant currency basis
Adjusted EPS of $1.51, up 18.9% vs. prior year

Second Quarter Highlights
Improvement in the average selling prices of products contributes 193 bps of top-line growth in Q2’14 compared to Q2’13
102 bps improvement in sales of existing products in Q2’14 compared to
Q2’13 resulting from modest improvement in end-market utilization
New product introductions contribute 73 bps of top-line growth in
Q2’14 compared to Q2’13
Continue to expand GPO & IDN relationships
•
14 renewed agreements (9 GPO; 5 IDN)

vidacare

EZ-IO®
Intraosseous Infusion System

OnControl™
BONE MARROW SYSTEM

OnControl™
BONE ACCESS SYSTEM

Teleflex®

Second Quarter Highlights
Vidacare contributes 5.1% to Teleflex’s constant currency revenue growth
•
Q2’14 revenue of $21.3 million, ahead of initial internal expectations
•
Q2’14 revenue up ~ 30% versus Q2’13 on an as-reported basis
•
Integration activities on schedule
•
Continue to invest in additional clinical training and cadaver lab workshops to drive future sustainable revenue growth

ARROW-Clark™ VectorFlow™ Chronic Hemodialysis Catheter
Second Quarter Highlights

Received FDA 510(k) clearance to market the
ARROW-Clark ™ VectorFlow ™ Chronic
Hemodialysis Catheter.
PRODUCT UPDATE
ARROW-Clark ™ VectorFlow ™ Chronic
Hemodialysis Catheter features a
symmetrical tip design that allows ease of
placement and sustained high flows with
minimal recirculation.  The ARROW-Clark ™
VectorFlow ™ Catheter is the only catheter
with an innovative tip designed to produce a
helical, three-dimensional transition of blood
entering and leaving the catheter.
PRODUCT DESCRIPTION

LMA SureSeal™ PreCurved
LMA SureSeal™ PreCurved was developed
from the assets acquired from Ultimate
Medical and benefits the LMA™ portfolio by
giving customers the option of a first
generation, fixed curve device for ease of
insertion, with a silicone cuff for improved
patient comfort.
PRODUCT DESCRIPTION
Second Quarter Highlights
PRODUCT UPDATE

Announced the European launch of the CE
Marked LMA SureSeal™ PreCurved.

ARROW® GPSCath® Balloon Dilatation Catheters
Second Quarter Highlights

Received FDA 510(k) clearance to market the
ARROW® GPSCath® Balloon Dilatation
Catheters designed for use with .014” guide
wires and in 150 cm length.
PRODUCT UPDATE
ARROW® GPSCath® Balloon Dilatation
Catheters combine angioplasty and targeted
injection in one device for use in below the
knee peripheral angioplasty procedures.
Enables clinicians to inject selected fluids,
such as contrast media, while maintaining
guide wire position.
PRODUCT DESCRIPTION

mayohealthcare australia
hospital·home·life
Teleflex®

Mayo Healthcare Pty Ltd.
•
Contributed 2.24% to Teleflex’s constant currency revenue growth in Q2;
mixture of additional volume and improved pricing
•
Integration activities on schedule
Second Quarter Highlights

SECOND QUARTER 2014 FINANCIAL REVIEW 13

Financial Results
Revenue of $468.1 million
• Up 11.4% vs. prior year period on an as-reported basis
• Up 10.1% vs. prior year period on a constant currency basis
Adjusted gross margin of 52.3%
• Up 254 bps vs. prior year period
Adjusted operating margin excluding intangible amortization expense of 21.0%, up 109 bps vs. prior year period
Adjusted tax rate of 22.3%, down 370 bps versus prior year period
Adjusted EPS of $1.51, up 18.9% vs. prior year period

Financial Results

• Up 114% vs. prior year period
• Repatriated $230 million of foreign cash; used repatriated cash to partially fund a
$235 million repayment of borrowings under revolving credit facility
• Issued $250 million of 5.25% senior unsecured notes due in 2024; used proceeds to partially fund a $245 million repayment of borrowings under revolving credit facility
Cash flow from operations for the first six months of 2014 of $120.2 million
Improved Balance Sheet
Announced manufacturing footprint rationalization plan to improve the
Company’s cost structure

SECOND QUARTER 2014 SEGMENT REVENUE REVIEW 16

12%
14%
8%
12%
13%
8%
33%
Vascular North America
Anesthesia/Respiratory North America
Surgical North America
EMEA
Asia
OEM
All Other

11%
13%
8%
14%
12%
9%
33%
Vascular North America
Anesthesia/Respiratory North America
Surgical North America
EMEA
Asia
OEM
All Other

Teleflex®

Segment Revenue Review
Q2’14 Q2’13
Vascular N.A: $64.2 million, up 13.5% Anesthesia/Respiratory N.A: $55.0 million, down 5.7%
Surgical N.A: $38.0 million, up 1.3% EMEA: $154.7 million, up 7.3%
Asia: $62.5 million, up 25.2% OEM: $36.6 million, up 13.1%
All Other: $57.1 million, up 23.0%
Note: Increases and decreases in revenue referred to above are as compared to results for the second quarter of 2013.

Constant Currency Revenue Commentary

2014 FINANCIAL OUTLOOK 18

2014 Financial Outlook

2014 guidance ranges reaffirmed:
2014 adjusted earnings per share guidance range increased:
•
Constant currency revenue growth of 7% to 9%
•
Adjusted gross margin of 52.0% to 52.5%
•
Adjusted operating margin excluding intangible amortization
expense of 20% to 21%
•
2014 guidance range for adjusted diluted earnings per share
increased from $5.35 to $5.55 to $5.45 to $5.60

QUESTION & ANSWER 20

APPENDICES 21

Appendix A –
Reconciliation of Segment Constant Currency Revenue Growth
Dollars in Millions

June 29, 2014 June 30, 2013 Constant Currency Currency Total
Vascular North America 64.2 $ 56.8 $                          13.5% (0.4%) 13.1%
Anesthesia/Respiratory North America 55.0 58.5 (5.7%) (0.2%) (5.9%)
Surgical North America 38.0 37.8 1.3% (0.7%) 0.6%
EMEA 154.7 137.8 7.3% 4.9% 12.2%
Asia 62.5 50.4 25.2% (1.1%) 24.1%
OEM 36.6 32.1 13.1% 0.9% 14.0%
All Other 57.1 46.7 23.0% (0.7%) 22.3%
Net Revenues 468.1 $                        420.1 $                        10.1% 1.3% 11.4%
Three Months Ended % Increase / (Decrease)

Appendix B –
Reconciliation of Revenue Growth
Dollars in Millions

Year-over-
year growth
Three Months Ended June 30, 2013 Revenue As-Reported $420.1
Foreign Currency 5.5 1.32%
Vidacare 21.3 5.07%
Mayo 9.4 2.24%
All other 11.8 2.80%
Three Months Ended June 29, 2014 Revenue As-Reported $468.1 11.4%

Appendix C –
Reconciliation of Teleflex Gross Profit and Margin
June 29, 2014 June 30, 2013
Teleflex gross profit as-reported
244,088 $                         209,490 $
Teleflex gross margin as-reported
52.1% 49.9%
Losses and other charges (A)                                  880                                 (319)
Adjusted Teleflex gross profit
244,968 $                         209,171 $
Adjusted Teleflex gross margin
52.3% 49.8%
Teleflex revenue as-reported
468,105 $                         420,059 $
$ thousands
Three Months Ended
A: In 2014 losses and other charges primarily relate to facility consolidation costs. In 2013, losses and other charges primarily relate to acquisition and integration costs.

Appendix D –
Reconciliation of Teleflex Operating Profit and Margin
June 29, 2014 June 30, 2013
Teleflex income from continuing operations before interest and taxes 74,752 $                                  63,751 $
Teleflex income from continuing operations before interest and taxes margin 16.0% 15.2%
Restructuring and other impairment charges 7,623                                       12,962
Losses and other charges (A)                                         (178)                                      (5,195)
Adjusted Teleflex income from continuing operations before interest and taxes 82,197 $                                  71,518 $
Adjusted Teleflex income from continuing operations before interest and taxes margin 17.6% 17.0%
Intangible amortization expense                                     16,083                                     12,113
Adjusted Teleflex income from continuing operations before interest, taxes and
intangible amortization expense 98,280 $                                  83,631 $
Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense margin 21.0% 19.9%
Teleflex revenue as-reported 468,105 $                                420,059 $
$ thousands
Three Months Ended
A: In 2014, losses and other charges primarily relate to the reversal of contingent consideration liabilities; acquisition and integration costs; and charges related to facility consolidations. In 2013, losses and other charges primarily relate to the reversal of contingent consideration liabilities; and acquisition and integration costs.

Appendix E –
EPS Reconciliation from Continuing Operations
Quarter Ended – June 29, 2014
Dollars in millions, except per share data

Cost of
goods
sold
Research and
development
expenses
Restructuring
and other
impairment
charges
Interest
expense,
net
Income
taxes
Net income (loss)
attributable to common
shareholders from
continuing operations
GAAP Basis $224.0 $14.9 $7.6 $15.9 $10.0 $48.4 $1.04 46,392
Adjustments
Restructuring and
other impairment
charges
Losses and other
charges (A)
Amortization of
debt discount on
convertible notes
Intangible
amortization
expense
— — — — 4.4 11.7 $0.25 —
Tax adjustment (B) — — — — — — $0.00 —
Shares due to
Teleflex under
note hedge (C)
Adjusted basis $223.1 $14.8 — $12.9 $19.0 $65.9 $1.51 43,678
(A)  In 2014, losses and other charges include approximately ($4.4) million, net of tax, or ($0.09) per share, related to the reversal of contingent consideration liabilities; and approximately $4.2 million, net of tax, or $0.09 per share, related to acquisition and integration costs, and charges related to facility consolidation.
(B)  The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statute of limitations with respect to various prior years’ U.S.
federal, state and foreign tax matters.
(C)  Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes.  Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.
$0.09 (2,714)
$131.9
—
16.1
—
— — — — — — —
$0.00 —
— — — — 3.0 1.1 1.9 $0.04
4.2 $0.09 —
0.9 (1.1) 0.1 — — — (0.2)
— — — 7.6 — 3.5
Diluted
earnings per
share available
to common
shareholders
Shares used
in calculation
of GAAP and
adjusted
earnings per
share
$146.8
Selling, general and
administrative
expenses

Appendix F –
EPS Reconciliation from Continuing Operations
Quarter Ended – June 30, 2013
Dollars in millions, except per share data

Selling, general and
administrative
expenses
Research and
development
expenses
Restructuring
and other
impairment
charges
Interest
expense,
net
Income
taxes
Net income (loss)
attributable to common
shareholders from
continuing operations
GAAP Basis $116.3 $16.5 $13.0 $14.3 $6.1 $43.2 $0.99 43,429
Adjustments
Restructuring  and
other impairment
charges
Losses and other
charges (A)
(4.9) — — — 0.8 (6.0) ($0.13) —
Amortization of
debt discount on
convertible notes
Intangible
amortization
expense
12.1 — — — 4.2 7.9 $0.18 —
Tax adjustment  (B)
Shares due to
Teleflex under note
hedge (C)
Adjusted basis $109.0 $16.5 — $11.5 $18.7 $53.2 $1.27 41,915
$0.04 (1,514)
$210.9
4.7 (4.7) ($0.11) —
— — — — — —
1.0 1.8
—
—
—
— — — — —
— — — — 2.8 $0.04
— 2.0 11.0 $0.25 —
(0.3)
$210.6
— — — 13.0
(A) In 2013, losses and other charges include approximately ($7.1) million, net of tax, or ($0.16) per share, related to the reversal of contingent consideration liabilities; approximately $1.5 million, net of tax, or $0.04 per share, related to acquisition and integration costs; and approximately ($0.4) million, net of tax, or
($0.01) per share, related to a reserve reversal associated with a previously announced stock keeping unit (“SKU”) rationalization charge.
(B)  The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statute of limitations with respect to various prior years’ U.S.
federal, state and foreign tax matters.
(C)  Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes.  Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.
Cost of
goods
sold
Diluted
earnings per
share available
to common
shareholders
Shares used
in calculation
of GAAP and
adjusted
earnings per
share

Appendix G –
Reconciliation of Teleflex Tax Rate
Dollars in Thousands
Three Months Ended June 29, 2014
Income from
continuing
operations
before taxes
Taxes on
income from
continuing
operations Tax rate
GAAP basis $58,836 $10,006 17.0%
Restructuring and impairment charges 7,623 3,467
Losses and other charges (A) (178) 5
Amortization of debt discount on convertible notes 3,012 1,100
Intangible amortization expense 16,083 4,410
Tax adjustment (B) 0 46
Adjusted basis $85,376 $19,034 22.3%
Three Months Ended June 30, 2013
GAAP basis $49,483 $6,082 12.3%
Restructuring and impairment charges 12,962 1,990
Losses and other charges (A) (5,195) 810
Amortization of debt discount on convertible notes 2,790 1,019
Intangible amortization expense 12,113 4,186
Tax adjustment (B) 0 4,660
Adjusted basis $72,153 $18,747 26.0%
(A)  In 2014, losses and other charges primarily relate to the reversal of contingent consideration liabilities, acquisition and integration costs, and charges related to facility consolidations.  In 2013, losses and other charges primarily relate to the reversal of contingent consideration liabilities and acquisition and integration costs.
(B)  The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statute of limitations with respect to various prior years’ U.S. federal, state and foreign tax matters.

Appendix H –
Reconciliation of 2014 Constant Currency Revenue Growth Guidance

Low High
Forecasted GAAP Revenue Growth 7.0% 9.0%
Estimated impact of foreign currency fluctuations
Forecasted Constant Currency Revenue Growth 7.0% 9.0%

Appendix I –
Reconciliation of 2014 Gross Margin Guidance

Note: In 2014, losses and other charges relate to expenses associated with the Restructuring Plan approved by the Board of Directors on April 28, 2014.
Low High
GAAP Gross Margin 51.35% 51.80%
Losses and other charges 0.65% 0.70%
Adjusted Gross Margin 52.00% 52.50%

Appendix J –
Reconciliation of 2014 Operating Margin Guidance

Note: In 2014, losses and other charges include expenses associated with the Restructuring Plan approved by the Board of Directors on April 28, 2014, acquisition costs and the reversal of contingent consideration liabilities.
Low High
GAAP Operating Margin 15.8% 16.7%
Losses and other charges 0.7% 0.8%
Adjusted Operating Margin 16.5% 17.5%
Intangible amortization expense 3.5% 3.5%
Adjusted Operating Margin Excluding Intangible Amortization Expense 20.0% 21.0%

Appendix K –
Reconciliation of 2014 Adjusted Earnings per Share Guidance

Low High
Forecasted diluted earnings per share attributable to
common shareholders $3.50 $3.60
Restructuring, impairment charges, and special items,
net of tax $0.85 $0.90
Intangible amortization expense, net of tax $0.93 $0.93
Amortization of debt discount on convertible notes,
net of tax $0.17 $0.17
Forecasted adjusted diluted earnings per share $5.45 $5.60